UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   February 6, 2008

(Date of earliest event reported):   February 4, 2008

Silverleaf Resorts, Inc.
(Exact name of registrant as specified in its charter)

Texas
(State or other jurisdiction of incorporation)

1-13003	75-2259890
(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247
(Address of principal executive offices)	(Zip Code)

214-631-1166
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 4, 2008, the Board of Directors elected Robert M. Sinnott as the Registrant’s Chief Financial Officer.  Mr. Sinnott succeeds Harry J. White, Jr., who has served as Chief Financial Officer since June 1998.  Mr. White resigned as Chief Financial Officer effective February 4, 2008, but will remain with the Registrant as Chief Accounting Officer through May 8, 2008.   After that date, he has announced his plans to retire as an officer and full-time employee of Silverleaf; however, he will continue to remain involved with the company in a consulting capacity.  Mr. White’s resignation as Chief Financial Officer was not a result of any disagreement with the Registrant concerning the Registrant’s operations, policies or procedures.

Mr. Sinnott, who is a CPA, was employed by the Registrant as the Director of Finance from 1998 to 2003.  Since 2003, he has served as Vice President of Finance for Ashford Hospitality Trust, Inc., a Dallas-based publicly held owner of hotels.  Mr. Sinnott, age 42, will be paid an annual salary of $275,000 and will receive the standard employee benefits paid by the Registrant to its executive management team.  He will also be eligible to receive such bonuses and other compensation as may be determined from time to time by the Compensation Committee.  The compensation arrangement with Mr. Sinnott was approved by the Compensation Committee of the Registrant’s Board of Directors.  Each member of the Compensation Committee of the Board of Directors is deemed to be an “independent director” under Rule 10A-3 of the Securities Exchange Act and applicable rules of the NASDAQ Stock Market, LLC.

Item 7.01   Regulation FD Disclosure

On February 4, 2008, the Registrant issued a press release announcing the foregoing change of Chief Financial Officer.

Item 9.01   Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.	Description of Exhibit

*10.1	Employment Agreement dated February 4, 2008 between the Registrant and Robert M. Sinnott.
*10.2	Amendment No. 1 to Employment Agreement dated February 4, 2008 between the Registrant and Harry J. White, Jr.
*99.1	Press Release issued by the Registrant on February 4, 2008 announcing a change of Chief Financial Officer.
_____________
* filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	February 6, 2008	SILVERLEAF RESORTS, INC.

		By:	/S/ ROBERT M. SINNOTT
		Name:	Robert M. Sinnott
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

*10.1	Employment Agreement dated February 4, 2008 between the Registrant and Robert M. Sinnott.
*10.2	Amendment No. 1 to Employment Agreement dated February 4, 2008 between the Registrant and Harry J. White, Jr.
*99.1	Press Release issued by the Registrant on February 4, 2008 announcing a change of Chief Financial Officer.